Exhibit 99.4


                       NOTICE OF GUARANTEED DELIVERY

                              AUTONATION, INC.

                           Offer to Exchange its
                          9% Senior Notes due 2008
                     for any and all of its outstanding
                          9% Senior Notes due 2008

                  Pursuant to the Prospectus dated         .

         This Notice of Guaranteed Delivery, or one substantially
equivalent to this form, must be used to accept the exchange offer of AutoNation, Inc., a Delaware corporation (the "Company"), made pursuant to
the prospectus, dated             , 2001, if certificates for the outstanding
notes are not immediately available, or time will not permit all required documents to reach Wells Fargo Bank Minnesota, National Association, (the "Exchange Agent") on or prior to 12:00 midnight, New York City time, on the expiration date (as defined below), or if holders cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition in order to utilize the guaranteed delivery procedure to tender the outstanding notes pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) or an agent's message (as defined in the Letter of Transmittal) must also be received by the Exchange Agent at least within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
         NEW YORK CITY TIME, ON              , UNLESS EXTENDED.
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               The Exchange Agent for the Exchange Offer is:

              Wells Fargo Bank Minnesota, National Association

                          Corporate Trust Services
              Wells Fargo Bank Minnesota, National Association
                       213 Court Street -- Suite 902
                            Middletown, CT 06457
               Attention: Robert L. Reynolds - Vice President
                         (860) 704-6216 (telephone)
                         (860) 704-6219 (facsimile)

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.



Ladies and Gentlemen:

         The undersigned hereby tenders to AutoNation, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the prospectus and the Letter of Transmittal (which together constitute the "exchange offer"), receipt of which are hereby acknowledged, the aggregate principal amount of outstanding notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering" in the prospectus.

Name(s) of Registered Holder(s):______________________________________________
                                        (Please Print or Type)

Principal Amount Tendered:*                  Certificate No(s). (If available)

$--------------------                                --------------------

$--------------------                                --------------------

$--------------------                                --------------------


* Must be in integral multiples of $1,000.

         If outstanding notes will be delivered by book-entry transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

DTC Account Number:________________________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                              PLEASE SIGN HERE

         Must be signed by the holder(s) of outstanding notes as their name(s) appear(s) on certificates for outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

Signature(s) of Holder(s) or
Authorized Signatory:  _______________________  Date: ________________________


Area Code and Telephone Number:________________________________

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                                         Please print name(s) and address(es)

Name(s) of Holder(s):                 _________________________________________

Title/Capacity:                       _________________________________________

Address(es):                          _________________________________________





                                 GUARANTEE
                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the outstanding notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such outstanding notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an agent's message (as defined in "The Exchange Offer--Procedures for Tendering" in the prospectus), and any other required documents, all within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: _________________________    ___________________________________
                                                    (Authorized Signature)

Address: ______________________________     Name: ____________________________
                                                      Please Print or Type

Zip Code: _____________________________     Title:  __________________________


Dated: ________________________________     Telephone Number: ________________


         The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any outstanding notes (or a confirmation of book-entry transfer of such outstanding notes into the Exchange Agent's account at
DTC) and the Letter of Transmittal (or an agent's message in lieu thereof) to the Exchange Agent within the time period set forth above. Failure to do so could result in a financial loss to such institution.

         NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.